London Energy Conference January 15, 2013

Forward Looking Statements Outlooks , projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward - looking statements . Actual future results, including TransAtlantic Petroleum Ltd . ’s own production growth and mix ; financial results ; the amount and mix of capital expenditures ; resource additions and recoveries ; finding and development costs ; project and drilling plans, timing, costs, and capacities ; revenue enhancements and cost efficiencies ; industry margins ; margin enhancements and integration benefits ; and the impact of technology could differ materially due to a number of factors . These include market prices for natural gas, natural gas liquids and oil products ; estimates of reserves and economic assumptions ; the ability to produce and transport natural gas, natural gas liquids and oil ; the results of exploration and development drilling and related activities ; economic conditions in the countries and provinces in which we carry on business, especially economic slowdowns ; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts ; political uncertainty, including actions by insurgent groups or other conflict ; the negotiation and closing of material contracts ; shortages of drilling rigs, equipment or oilfield services ; and other factors discussed here and under the heading “Risk Factors" in our Annual Report on Form 10 - K for the year ended December 31 , 2011 and our Quarterly Report on Form 10 - Q for the quarters ended March 31 , 2012 , June 30 , 2012 and September 30 , 2012 available at our website at www . transatlanticpetroleum . com and www . sec . gov . See also TransAtlantic’s 2011 audited financial statements and the accompanying management discussion and analysis . Forward - looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date . The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company . The information published herein is provided for informational purposes only . The Company makes no representation that the information and opinions expressed herein are accurate, complete or current . The information contained herein is current as of the date hereof, but may become outdated or subsequently may change . Nothing contained herein constitutes financial, legal, tax, or other advice . The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non - proven” reserves, “prospective resources” or “upside” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC . These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company . There is no certainty that any portion of estimated prospective resources will be discovered . If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources . BOE is derived by converting natural gas to oil in the ratio of six thousand cubic feet ( Mcf ) of natural gas to one barrel (bbl) of oil . Boe may be misleading, particularly if used in isolation . A BOE conversion ratio of 6 M cf : 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead . 2

Company Overview TransAtlantic Petroleum Ltd. is an international energy company engaged in the acquisition, development, exploration, and production of crude oil and natural gas in Turkey, Bulgaria and Romania. 3 NYSE - AMEX: Toronto: TAT TNP Share Price (1) : $1.00 Market Cap (1) : $368.7 million Enterprise Value (1) : $375.3 million Proved Reserves (2) : 13.4 MMboe SEC PV10 (3) : $645.8 million (1) Priced as of market close on 1/4/2013. (2) Reflects DeGoyler and MacNaughton (“D&M”) reserve report, effective 12/31/2011 based on $108/barrel and $7.18/ Mcf . (3) Please see slide 24 for a reconciliation of our PV10 to our standardized measure. Executive Management Chairman & CEO: N. Malone Mitchell, 3rd President: Ian Delahunty COO: Mustafa Yavuz VP, CFO: Wil F. Saqueton $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 Apr-07 Oct-07 Apr-08 Oct-08 Apr-09 Oct-09 Apr-10 Oct-10 Apr-11 Oct-11 Apr-12 Oct-12

Growth Profile (1) 0 10 20 30 40 50 60 70 80 2008 2009 2010 2011 Possible Probable Proved MMBOE 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 2008 2009 2010 2011 2012 Boe /d Reserve Profile (1) Asset Characteristics 4 Natural Gas 16% Oil 84% Undeveloped 47% Developed 53% 3Q12 Production Profile Oil 60% Natural Gas 40% Selmo 53% Thrace 40% Other 7% (1) Reflects DeGoyler and MacNaughton (“D&M”) reserve report, effective 12/31/2011 based on $108/barrel and $7.18/ Mcf . BOE conversions are calculated by the Company. 0 10 20 30 40 50 60 70 80 2008 2009 2010 2011 Possible Probable Proved

Turkey: Acreage Overview 5 Thrace Basin Southeast Central More than 5 million net acres in an under - explored region with attractive fiscal terms.

2013 Plan of Action 6 $130 Million Capital Budget • Within current cash flow, cash on hand, and credit availability. • Accelerate with consummation of a joint venture Southeast Turkey • Drill horizontal wells to increase productivity. • Expand 2012 discoveries (Goksu, Bahar , and Alibey ). • Drill off - structure to evaluate resource play prospectivity . • 3D seismic of northern Molla blocks ( Bahar ). Northwest Turkey – Thrace Basin • Tekirdag development project – low risk gas production growth – normal pressure gradient. • Hayrabolu – Eight exploration and delineation wells – overpressured below 1,500 meters. • Final exploitation of Edirne blocks (NW Thrace). • Limited development within TPAO joint blocks. • 3D on structure near Thrace area “kitchen.” Other • Sivas Basin – Seismic review and drill/no - drill decision (with Shell) during 1H13. • Bulgaria – Resume activity summer 2013.

Turkey: Southeast 7 Overview • Extension of prolific Iraqi and Syrian oil trends. Houses Turkey’s most productive fields including TransAtlantic’s Selmo field. • Conventional oil production provides low decline base. • Conventional and unconventional upside opportunities including large shale play potential. Numerous large anticlines identified. • Bedinan , Dadaş , Hazro , Jurassic, Mardin , and Triassic targets. • New field discoveries in 2011 and 2012 (Goksu, Bahar , and Alibey wells). • Accounts for over 60% of 2013 CapEx budget (includes 18 wells, seismic, and facilities). Dadaş Shale • Upper Silurian (Woodford equivalent) • Roughly equal in size to the Barnett. • Source rock for conventional fields. • Signs of oil, liquids & gas windows. Majors re - entering country to evaluate.

Turkey: Southeast – Molla Development Concept 8 For illustrative purposes only. Not to scale or representative of a specific location..

Turkey: Southeast – Molla – Mardin Horizontal Play 9 Mardin Overview • Goksu - 2 ( Mardin Lime) has produced over 55,000 barrels in 10 months. • Goksu - 3H completed as TAT’s first horizontal producer and TAT’s second horizontal drilled in Turkey. o 30 - Day IP rate of 425 bbls /d o 60 - day IP rate of 412 bbls /d • Plan 6 horizontals and 1 vertical during 2013. Bahar - 1 Kastel field 0 5000 10000 15000 20000 25000 30000 0 200 400 600 800 1000 1200 1400 1600 1800 2000 10/1/2012 BBL OIL (CUM) BOPD, BWPD, PSI, % Water GOKSU 3 H (Mardin) BOPD BWPD FTP WC Cum Oil Goksu 1, 2, & 3H

Turkey: Southeast – Molla – Bedinan Sandstone

Bedinan Structure Map


Bahar-1ST
Bahar-2
Bahar-1
Bahar-1

Bedinan Overview (100% Working Interest)

- Bahar-1 located in NW portion of original Molla licenses.
- New field discovery in the Bedinan
  - Same producing horizon as Arpatepe.
  - 576 bbls/d peak rate after frac with 20-day average rate of 375 bbls/d.
  - Initial Hazro test indicating productivity of ~150 bbls/d after acidizing.
- Bahar-2H recently spud. Planned as horizontal wellbore with multi-stage frac completion.
- Plan 3 Bedinan horizontals during 2013.


Bahar-1

10

Turkey: Southeast – Molla – Bedinan Correlation 11 Bedinan

Southeast – Dadaş Shale – Industry Activity



TransAtlantic's Selmo Field
Shell/TPAO Dadaş Joint Venture
TPAO Dadaş Test Well
Shell/TPAO Saribugday-1
TURKEY
TransAtlantic's Bahar-1
TransAtlantic New Exploration License
TransAtlantic's Molla Field
TransAtlantic's Goksu 1 & 2
TransAtlantic's Arpatepe Field
Anatolia Energy Dadaş Core
(426.34sqkm)
(339.32sqkm)
(72.2sqkm)
0 5 10 20 Kilometers
N

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Turkey: Southeast – Gaziantep – Alibey - 1H 13 Overview • Re - entry of vertical oil show well. Lateral drilled into Mardin Lime. • Similar concept /target as Goksu 3H. • TAT’s first in - country horizontal. • Initial productivity of 150 bbls /d from first perforations. • Activity paused due to winter weather constraints. Alibey - 1H Only perf intervals producing

Turkey: Thrace Basin 14 TBNG West Northwest Joint Area TBNG • 41.5% working interest. • 10.3 MMcf/d (gross) • Frac results encouraging. Development program underway. West • 50 - 100% working interest. • 0.7 MMcf/d (gross) • Initial drilling in process. • 60 prospects identified with 10 - 60 Bcfe targets (1) . Joint Area • 50% working interest. • 5.4 MMcf/d (gross) • Identified 25 Bcf (1) of shallow prospects on 4288. Northwest • 55 - 100% working interest. • 2.6 MMcf/d (gross) • Several prospects identified from latest seismic. (1) Internal prospective resource estimate prepared 6/30/11 Kayi Deep - 1

Thrace Basin – Mezardere Formation 15

Thrace Basin Frac: Tekirdag Development Program 16 Development Program Characteristics: • Initial 88 - well development program covering approximately 5,000 acres of the Tekirdag Field Area. • Plan 17 wells in Tekirdag area and 8 wells in Hayrabolu during 2013. • Two rig drilling program carries activity into 2015. • Gross well costs expected to range between $2.0 million and $3.0 million, depending upon total depth and completion design. • Gross expected ultimate recovery expected to exceed 70 Bcf (1) . Tekirdag (1) Internal estimate prepared 10/1/12 Hayrabolu

Thrace Basin Frac: Tekirdag Development Program 17

Thrace Basin Frac: Hayrabolu Trend 18 Kazancı - 5 11,000 prospective acres

Thrace Basin: Long - term Development Concept 19 For illustrative purposes only. Not to scale or representative of a specific location.. Ceylan Horizontals Mezardere Horizontals Teslimkoy Horizontals Multi - stage Verticals

Bulgaria



25 Km
Danube River
Romania
Bulgaria
Stefenetz Production Concession - Pending (in green)
395,000 acres (1,600 km2)
Under Application
Koynare Production Concession - Pending (in black)
160,000 acres (649 km2)
Under Application
Chiren Gas Storage Field
Peshtene R-11
Deventci R-1
Connector Line (Planned)
Extent of Etropole Argillite Play
Gas Transmission Line
Note: The Bulgartransgas pipeline is shown in an approximate location

Overview

- The A-Lovech exploration license covers approximately 565,000 acres (2,288 square kilometers) in NW Bulgaria.
- All acreage is prospective for the Etropole shale formation.
- Proximal to existing natural gas infrastructure.
- Attractive terms: 2.5%-30% royalty and 10% corporate tax.

Koynare (Deventci)

- 160,000 acres (648 square kilometers) production concession recently awarded.
- Conventional gas discovery in the Jurassic-aged Orzirovo currently producing ~200 Mcf/d on a limited test basis.
- Surface casing previously set on Deventci-R2. Activity to resume during 2013.
- Seeking a development partner.

Bulgaria's Energy Profile

2011 Population:	7,037,935
2011 GDP:	$53.5 billion
2010 Oil Consumption:	91.0 Mbbls/d
2010 Oil Production:	2.9 Mbbls/d
2010 Nat Gas Consumption:	211 MMcf/d
2010 Nat Gas Production:	0 MMcf/d

Source: The World Bank, CIA World Factbook & Energy Information Administration

Peshtene R-11

- November 2011 drilled a ~10,500 foot (3,200 meter) exploration well to core and test the Etropole formation.
- Rock properties similar to prolific US shale plays, with more favorable terms (royalty and taxes) and commodity pricing.
- Etropole position is estimated to hold gross unrisked best estimate prospective resources of 11 Tcfe(1).
- Awaiting revision(s) to recent Parliamentary legislation.

(1) Internal estimate prepared as of November 2010 - represents potentially recoverable hydrocarbons from undiscovered accumulation(s) which are subject to both risk of discovery and development.

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3 Q12 Financial & Operating Results 21 Three Months ended Sept 30 Sept 30 June 30 (in millions, except per share) 2012 2011 2012 Revenues (millions) $33.0 $32.0 $32.5 Production expense $4.5 $3.3 $4.3 Exploration, abandonment, impairment, and seismic 3.8 7.1 7.7 General and administrative expense 6.7 8.9 9.3 Depletion, depreciation, a mortization & accretion 8.3 11.7 9.5 Total Cost & Expense $23.4 $31.1 $30.9 Net Operating Income (loss) $9.5 $0.9 $1.7 Net income (loss) from continuing operations $0.5 ($4.8) $8.6 Net income (loss) from continuing operations per share $0.00 ($0.01) $0.02 Adj. EBITDAX (non - GAAP ) from continuing operations $22.9 $19.7 $22.5 Adj. EBITDAX (non - GAAP) per diluted share $0.06 $0.05 $0.06 * Totals may not sum due to independent rounding

EBITDAX Reconciliation 22 For the three months ended (in millions) Sept 30. 2012 Sept 30, 20 11 June 30, 20 12 Net income (loss) from continuing operations $0.5 ($4.8) $8.6 Add back: Interest and other, net $0.1 $2.8 $1.7 Income tax benefit (expense) 1.7 0.2 4.7 Exploration, abandonment, and impairment 2.1 3.9 6.9 Seismic and other exploration 1.7 2.7 0.8 Foreign exchange gain (loss) 0.1 9.1 1.1 Share - based compensation 0.4 0.4 0.6 Derivative (gain) loss 7.1 (6.5) (14.3) Depreciation, depletion, amortization, and accretion 8.3 11.7 9.5 O ther 0.8 - 3.0 EBITDAX For the Period Ended* $22.9 $19.7 $22.5 * Totals may not sum due to independent rounding This presentation references estimated EBITDAX, which is a non - GAAP financial measure that represents earnings from continuing o perations before income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and exploration expense. The Company believes EBITDAX assists management and investors in comparing the Company’s performance and ability to fund capi tal expenditures and working capital requirements on a consistent basis without regard to depreciation, depletion and amortization, impairment of natural gas and oil properties and exploration expenses, which can vary significantly from period to period. In addition, management uses EBITDAX as a financial measure to evaluate the Co mpa ny’s operating performance. EBITDAX is also widely used by investors and rating agencies. EBITDAX is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for n et income, income from operations, or cash flow provided by operating activities prepared in accordance with GAAP. Information regarding income taxes, interest, depreciatio n, depletion, amortization, impairment, abandonment and exploration expense is unavailable on a forward looking basis. Net income, income from operations, or cash fl ow provided by operating activities may vary materially from EBITDAX. Investors should carefully consider the specific items included in the computation of EBITDAX. The Co mpany has disclosed EBITDAX to permit a comparative analysis of its operating performance and debt servicing ability relative to other companies.

Hedge Profile 23 775 622 0 831 726 1,016 $100.25 $99.63 $88.44 $0 $25 $50 $75 $100 $125 $150 0 250 500 750 1,000 1,250 1,500 2013 2014 2015 $ / bbl Bbl / day 3-way Collars Collars Floor/Ceiling Mid-point As of 12/31/2012

PV10 Reconciliation 24 The PV - 10 value of the estimated future net revenue are not intended to represent the current market value of the estimated oil and natural gas reserves we own. Management believes that the presentation of PV - 10, while not a financial measure in accordance with U.S. G AAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in ev alu ating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income tax es estimated to be paid, the use of a pre - tax measure is valuable when comparing companies based on reserves. PV - 10 is not a measur e of financial or operating performance under U.S. GAAP. PV - 10 should not be considered as an alternative to the standardized measure as defined under U.S. GAAP. The following table provides a reconciliation of our PV10 to our standardized measure: US $ thousands Total PV 10: $645,837 Future income taxes: (171,592) Discount of future income taxes at 10% per annum: 57,522 Standardized measure: $531,797

Investor Contact Information Chad W. Potter, CFA VP – Finance / Investor Relations (214) 265 - 4746 chad.potter@tapcor.com Wil F. Saqueton VP – Chief Financial Officer (214) 265 - 4743 wil.saqueton@tapcor.com 16803 Dallas Parkway P.O. Box 246 Addison, TX 75001 - 0246 25